Exhibit 99.1


                         WEINICK SANDERS                          1375 BROADWAY
[GRAPHIC OMITTED]        LEVENTHAL & CO., LLP          NEW YORK, N.Y. 10018-7010
                         -------------------------------------------------------
                         CERTIFIED PUBLIC ACCOUNTANTS               212-869-3333


                         FAX: 212-764-3060


                         WWW.WSLCO.COM




July 20, 2005




UNITED STATES SECURITIES
  AND EXCHANGE COMMISSION
Division of Corporate Finance
450 Fifth Street, N.W.
Washington, DC  20549

To Whom It May Concern:

We have read the Form 8-K dated July 15, 2005, to be filed by Warrantech Corporation (the "Registrant"). We are in agreement with all of the statements contained therein as they apply to Weinick Sanders Leventhal & Co., LLP. We have no basis to agree or disagree with other statements of the Registrant contained in the Form 8-K.


Very truly yours,


/s/ WEINICK SANDERS LEVENTHAL & CO., LLP


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